                                  EXHIBIT 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the filing of the amended Quarterly Report on Form 10-Q/A for the Quarter Ended January 31, 2003 (the "Report") by Forgent Networks, Inc. ("Registrant"), each of the undersigned hereby certifies that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                          /s/ RICHARD N. SNYDER
                                          -----------------------------
                                          Richard N. Snyder
                                          Chief Executive Officer
                                          May 29, 2003


                                          /s/ JAY C. PETERSON
                                          -----------------------------
                                          Jay C. Peterson
                                          Chief Financial Officer
                                          May 29, 2003